UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2018

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PS BUSINESS PARKS, INC.

(Exact name of registrant as specified in its charter)

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California

(State or Other Jurisdiction of Incorporation)

1-10709	95-4300881
(Commission File Number)	(I.R.S. Employer Identification Number)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 244-8080

N/A

(Former name or former address, if changed since last report)

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Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.☐

Item 2.02.  Results of Operations and Financial Conditions

On July 24, 2018, PS Business Parks reported its results of operations and financial condition for the quarter ended June 30, 2018 and increased quarterly common  dividends by 23.5% to $1.05 per share. The full text of the press release is furnished as exhibit 99.1 to this Current Report on Form 8- K. The information in Item 2.02 and Exhibit 99.1 are being “furnished” in accordance with General Instruction B.2 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit 99.1:  Press release dated July 24, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PS BUSINESS PARKS, INC.

Date: July 24, 2018

By:	/s/ Maria R. Hawthorne
Maria R. Hawthorne
Chief Executive Officer(a)

____________________________ (a) Ms. Hawthorne is also acting Chief Financial Officer until a successor is appointed.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	PS Business Parks, Inc. Earnings Press Release dated July 24, 2018.